Hartford Life Insurance Company Separate Account VL I:

333-50280	Stag Accumulator Variable Universal Life (Series I)
333-50280	Stag Accumulator Variable Universal Life (Series I.5)
333-94617	Stag Protector Variable Universal Life (Series I)
333-94617	Stag Protector Variable Universal Life (Series I.5)
033-53692	Stag Variable Life
333-07465	Stag Variable Life Artisan
333-109529	Stag Accumulator II Variable Universal Life
333-109530	Stag Protector II Variable Universal Life
333-110550	Hartford Quantum Life
333-127379	Hartford Quantum Life II

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-82866	Stag Wall Street Variable Universal Life (Series I)
333-82866	Stag Wall Street Variable Universal Life (Series II)
333-93319	Stag Accumulator Variable Universal Life (Series I)
333-93319	Stag Accumulator Variable Universal Life (Series I.5)
333-83057	Stag Protector Variable Universal Life (Series I)
333-83057	Stag Protector Variable Universal Life (Series I.5)
033-61267	Stag Variable Life
333-07471	Stag Accumulator II Variable Universal Life/Stag Variable Life Artisan
333-88787	Stag Protector II Variable Universal Life
333-110548	Hartford Quantum Life
333-127380	Hartford Quantum Life II

Hartford Life Insurance Company Separate Account VL II:

333-88261	Stag Variable Life Last Survivor II (Series I)
333-88261	Stag Variable Life Last Survivor II (Series II)
033-89990	Stag Variable Life Last Survivor
333-131135	Hartford Variable Universal Life Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373	Stag Variable Life Last Survivor II (Series I)
333-67373	Stag Variable Life Last Survivor II (Series II)
033-89988	Stag Variable Life Last Survivor
333-131133	Hartford Variable Universal Life Last Survivor

Supplement Dated July 26, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

Under the table entitled, “Investment Management Fees and Other Expenses,” the expense information for the following fund is deleted and replaced with the following:

	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver or Expense Reimburse- ment	Net Total Annual Fund Operating Expenses
AIM V. I. Small Cap Equity Fund – Series I (i)(ii)(iii)(iv)	0.75%	N/A	0.53%	0.01%	1.29%	0.13%	1.16%

(i)          Except as otherwise noted, figures shown in the table are for the year ended December 31, 2006 and are expressed as a percentage of the Fund’s average daily net assets.  There is no guarantee that actual expenses will be the same as those shown in the table.

(ii)       Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund.  Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from: 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion) for AIM V.I. Basic Value Fund and AIM V.I. Large Cap Growth Fund; and 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion) for AIM V. I. Small Cap Equity Fund.  Management Fees have been restated to reflect the new fee schedule.

(iii)    Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of investment companies in which the Fund invests.  You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any.  The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

(iv)   The Funds’ advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% for AIM V.I. Basic Value Fund, 0.73% for AIM V.I. Government Securities Fund, 1.01% for AIM V.I. Large Cap Growth Fund, and 1.15% for AIM V.I. Small Cap Equity Fund (as a result of a reorganization which occurred on May 1, 2007 the Fund’s expenses have been restated) of average daily net assets, respectively.  In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above:  (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (iv) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Currently, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses.  These credits are used to pay certain expenses incurred by the Fund.  This expense limitation agreement is in effect through April 30, 2009.

Under the table entitled, “Investment Management Fees and Other Expenses,” the expense information for the following fund is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Van Kampen – UIF U.S. Mid Cap Value Portfolio – Class II*	0.72%	0.35%	0.30%	N/A	1.37%	N/A	1.37	%(i)

The footnotes remain the same as noted in your prospectus.

The section entitled either “Legal Matters” or “Legal Proceedings” in your prospectus is updated to add the following information:

On July 23, 2007, The Hartford Financial Services Group, Inc. (the “Company”) entered into an agreement (the “Agreement”) with the New York Attorney General’s Office, the Connecticut Attorney General’s Office, and the Illinois Attorney General’s Office to resolve (i) the previously disclosed investigation by the New York Attorney General’s Office of aspects of the Company’s variable annuity and mutual fund operations related to market timing; and (ii) investigations by the above referenced Attorneys General previously disclosed by the Company but unrelated to the Funds including the Company’s compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products.

Under the terms of the Agreement, the Company agreed to certain conduct remedies and will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty.  In addition, the Securities and Exchange Commission staff has informed the Company that, in light of the Agreement, it has concluded its previously disclosed investigation into matters related to market timing without recommending any enforcement action.

This supplement should be retained with the prospectus for future reference.

HV-6148